SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

August 29, 2008

Date of Report

(Date of earliest event reported)

LKA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

             000-17106

               91-1428250

(State or other

 (Commission File No.)

    (IRS Employer I.D. No.)

Jurisdiction)

3724 47th Street Ct. N.W.

Gig Harbor, Washington  98335

(Address of Principal Executive Offices)

(253) 851-7486

Registrant's Telephone Number

N/A

 (Former Name or Former Address if changed Since Last Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement.

On August 29, 2008, LKA International, Inc., a Delaware corporation (the “Company”), entered into a letter agreement with Richmont Mines, Inc., (“Richmont”).  Under the letter agreement (the “Extension Agreement”), the parties agreed to extend by 60 days the Initial Commitment Period and each subsequent Commitment Period under the parties’ amended and restated letter agreement, which was dated December 21, 2007.

A copy of the Extension Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             None.

         (b) Pro forma financial information.

             None.

         (c) Exhibits.

Description of Exhibit

Exhibit Number

Letter Agreement dated August 29, 2008

10.1

Press Release

99

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA INTERNATIONAL, INC.

Date:   __8-29-08______                                            /s/ Kye A. Abraham

Kye A. Abraham, President